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EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 10,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for New York and New England Associates.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.

/s/ James R. Barker
James R. Barker

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POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 10,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for New York and New England Associates.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.

/s/ Richard L. Carrión
Richard L. Carrión

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POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 10,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for New York and New England Associates.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.

/s/ Charles R. Lee
Charles R. Lee

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POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 10,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for New York and New England Associates.

NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.

/s/ Sandra O. Moose
Sandra O. Moose

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POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 10,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for New York and New England Associates.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.

/s/ Joseph Neubauer
Joseph Neubauer

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POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 10,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for New York and New England Associates.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.

/s/ Thomas H. O’Brien
Thomas H. O’Brien

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POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 10,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for New York and New England Associates.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.

/s/ Russell E. Palmer
Russell E. Palmer

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POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 10,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for New York and New England Associates.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.

/s/ Hugh B. Price
Hugh B. Price

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POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 10,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for New York and New England Associates.

NOW, THEREFORE, the undersigned hereby appoints Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.

/s/ Ivan G. Seidenberg
Ivan G. Seidenberg

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POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 10,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for New York and New England Associates.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney tshis 23rd day of April, 2003.

/s/ Walter V. Shipley
Walter V. Shipley

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POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 10,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for New York and New England Associates.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.

/s/ John R. Stafford
John R. Stafford

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POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 10,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for New York and New England Associates.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.

/s/ Robert D. Storey
Robert D. Storey

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POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 10,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for New York and New England Associates.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.

/s/ Doreen A. Toben
Doreen A. Toben

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POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 10,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for New York and New England Associates.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.

/s/ John F. Killian
John F. Killian